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                                                Filed Pursuant to Rule 497
                                                Registration File No.: 33-1575


                    SUPPLEMENT DATED AUGUST 15, 2001 TO THE
      PROSPECTUS OF VALUE LINE AGGRESSIVE INCOME TRUST, DATED JUNE 1, 2001


     Effective September 4, 2001, a fee of 1% of redemption proceeds will be assessed on shares held for less than 90 days. The fee is paid to the Fund to help offset the transaction costs of frequent trading and to protect long-term shareholders of the Fund.

     This redemption fee will only apply to shares purchased after September 4, 2001, and does not apply to shares held in a tax-deferred retirement account, shares acquired through dividend or capital gains reinvestments or accounts in the Systematic Cash Withdrawal Plan.